UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2015

FXCM Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Water Street, FL 50, New York, NY, 10041
(Address of Principal Executive Offices) (Zip Code)

(646) 432-2986
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on January 23, 2015 (the “Original Form 8-K”), FXCM Holdings, LLC (“Holdings”), a majority owned, controlled and consolidated subsidiary of FXCM Inc. (the “Company”), FXCM Newco, LLC (“Newco”), a newly-formed wholly-owned subsidiary of Holdings, and Leucadia National Corporation (“Leucadia”) were in the process of finalizing the terms of that certain Amended and Restated Letter Agreement, Amended and Restated Credit Agreement, and Amended and Restated Financing Fee Letter (together, the “Amended Agreements”) relating to an agreement that was reached among the parties on January 16, 2015 and announced by the Company on a press release on January 19, 2015.  On January 24, 2015, the parties finalized the terms of the Amended Agreements.  The Original Form 8-K describes the material terms of the Amended Agreements.  Capitalized terms used but not otherwise defined in this Current Report on Form 8-K/A are set forth in the Original Form 8-K.

The sole purpose of this Current Report on Form 8-K/A is to report that the parties have finalized the terms of the Amended Agreements and to file the Amended Agreements as exhibits to this Current Report on Form 8-K/A as set forth below under Item 9.01.

The description set forth in the Original Form 8-K of the Amended and Restated Letter Agreement, Amended and Restated Credit Agreement and Amended and Restated Financing Fee Letter are qualified in their entirety by reference to the full text of the Amended and Restated Letter Agreement, Amended and Restated Credit Agreement and Amended and Restated Financing Fee Letter, which are attached respectively as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K/A.  Also attached to this Current Report on Form 8-K/A as Exhibit 10.4 is an Amended and Restated Security and Guaranty Agreement entered into by the parties as contemplated by the Amended and Restated Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K/A is hereby incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                      Exhibit Description

10.1	Amended and Restated Letter Agreement, dated January 24, 2015 by and among FXCM Inc., FXCM Holdings, LLC, FXCM Newco, LLC and Leucadia National Corporation.

10.2
Amended and Restated Credit Agreement, dated January 24, 2015 by and among FXCM Holdings, LLC, FXCM Newco, LLC, Leucadia National Corporation, as Administrative Agent and lender, and other lenders parties thereto from time to time.

10.3	Amended and Restated Financing Fee Letter, dated January 24, 2015 by and among FXCM Holdings, LLC, FXCM Newco, LLC and Leucadia National Corporation.

10.4
Amended and Restated Security and Guaranty Agreement, dated January 24, 2015 by and among FXCM Holdings, LLC, FXCM Newco, LLC, Forex Trading LLC, FXCM Systems, LLC, Yozma LLC, Financial Horizons Capital, LLC, Horizons Funding, LLC, FXCM Partners, LLC and Leucadia National Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FXCM INC.
By:	/s/ Robert Lande
	Name:	Robert Lande
	Title:	Chief Financial Officer

Date:  January 26, 2015

Exhibit Index

Exhibit No.    Description_______________________________________________________________

10.1	Amended and Restated Letter Agreement, dated January 24, 2015 by and among FXCM Inc., FXCM Holdings, LLC, FXCM Newco, LLC and Leucadia National Corporation.

10.2
Amended and Restated Credit Agreement, dated January 24, 2015 by and among FXCM Holdings, LLC, FXCM Newco, LLC, Leucadia National Corporation, as Administrative Agent and lender, and other lenders parties thereto from time to time.

10.3	Amended and Restated Financing Fee Letter, dated January 24, 2015 by and among FXCM Holdings, LLC, FXCM Newco, LLC and Leucadia National Corporation.

10.4
Amended and Restated Security and Guaranty Agreement, dated January 24, 2015 by and among FXCM Holdings, LLC, FXCM Newco, LLC, Forex Trading LLC, FXCM Systems, LLC, Yozma LLC, Financial Horizons Capital, LLC, Horizons Funding, LLC, FXCM Partners, LLC and Leucadia National Corporation.

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